EXHIBIT 20



                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------
The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on June 15, 2005 and covers activity from April 26, 2005 through May 25, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 2005.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Susanne L. Miller
                                                   -----------------------------
                                            Name:  Susanne L. Miller
                                            Title: Vice President
                                                   Treasury Controller

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                             Trust Totals
-----------------                                             ------------

Number of days in period                                                30
Beginning Principal Receivable Balance                   26,695,012,323.37
Special Funding Account Balance                                       0.00
Beginning Total Principal Balance                        26,695,012,323.37
Finance Charge Collections (excluding                       434,287,049.53
 Recoveries)
Recoveries                                                   22,835,189.21
Total Collections of Finance Charge Receivables             457,122,238.74
Total Collections of Principal Receivables                6,949,022,005.89
Monthly Payment Rate                                              26.0312%
Defaulted amount                                            108,945,284.12
Annualized Default Rate                                            4.9520%
Trust Portfolio Yield                                             15.8687%
New Principal Receivables                                 7,129,988,519.88
Ending Principal Receivables Balance                     26,767,033,553.23
Ending Required Minimum Principal Balance                20,838,250,000.00
Ending Transferor Amount                                  7,292,033,553.23
Ending Special Funding Account Balance                                0.00
Ending Total Principal Balance                           26,767,033,553.23


B. Series Allocations                                           Series 2000-4     Series 2000-5      Series 2001-1     Series 2001-2
---------------------                                           -------------     -------------      -------------     -------------
Group Number                                                                2                 2                  2                 1
Invested Amount                                              1,212,122,000.00    787,878,000.00     750,000,000.00    250,000,000.00
Adjusted Invested Amount                                     1,212,122,000.00    787,878,000.00     750,000,000.00    250,000,000.00
Principal Funding Account Balance                                        0.00              0.00               0.00              0.00
Series Required Transferor Amount                               84,848,540.00     55,151,460.00      52,500,000.00     17,500,000.00
Series Allocation Percentage                                            6.22%             4.05%              3.85%             1.28%
Series Alloc. Finance Charge Collections                        28,451,241.19     18,493,276.26      17,604,194.05      5,868,064.68
Series Allocable Recoveries                                      1,421,259.83        923,817.37         879,403.95        293,134.65
Series Alloc. Principal Collections                            432,506,416.01    281,128,706.54     267,613,170.96     89,204,390.32
Series Allocable Defaulted Amount                                6,780,743.30      4,407,475.87       4,195,582.19      1,398,527.40

B. Series Allocations                       Series 2001-3       Series 2001-4     Series 2001-5      Series 2001-6     Series 2001-7
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 2                  2                 2
Invested Amount                            750,000,000.00      725,000,000.00    500,000,000.00     700,000,000.00    650,000,000.00
Adjusted Invested Amount                   750,000,000.00      725,000,000.00    500,000,000.00     700,000,000.00    650,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           52,500,000.00       50,750,000.00     35,000,000.00      49,000,000.00     45,500,000.00
Series Allocation Percentage                        3.85%               3.72%             2.57%              3.59%             3.34%
Series Alloc. Finance Charge Collections    17,604,194.05       17,017,387.58     11,736,129.36      16,430,581.11     15,256,968.17
Series Allocable Recoveries                    879,403.95          850,090.48        586,269.30         820,777.02        762,150.09
Series Alloc. Principal Collections        267,613,170.96      258,692,731.93    178,408,780.64     249,772,292.89    231,931,414.83
Series Allocable Defaulted Amount            4,195,582.19        4,055,729.45      2,797,054.79       3,915,876.71      3,636,171.23

B. Series Allocations                       Series 2002-1       Series 2002-2     Series 2002-3      Series 2002-4     Series 2002-5
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 2                  2                 2
Invested Amount                            920,000,000.00      940,000,000.00    920,000,000.00     500,000,000.00    600,000,000.00
Adjusted Invested Amount                   920,000,000.00      940,000,000.00    920,000,000.00     500,000,000.00    600,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           64,400,000.00       65,800,000.00     64,400,000.00      35,000,000.00     42,000,000.00
Series Allocation Percentage                        4.72%               4.83%             4.72%              2.57%             3.08%
Series Alloc. Finance Charge Collections    21,594,478.03       22,063,923.21     21,594,478.03      11,736,129.36     14,083,355.24
Series Allocable Recoveries                  1,078,735.51        1,102,186.28      1,078,735.51         586,269.30        703,523.16
Series Alloc. Principal Collections        328,272,156.38      335,408,507.60    328,272,156.38     178,408,780.64    214,090,536.77
Series Allocable Defaulted Amount            5,146,580.82        5,258,463.01      5,146,580.82       2,797,054.79      3,356,465.75

B. Series Allocations                       Series 2002-6       Series 2003-1     Series 2003-2      Series 2003-3     Series 2003-4
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 2                  2                 1
Invested Amount                            720,000,000.00      920,000,000.00  1,100,000,000.00     750,000,000.00    680,000,000.00
Adjusted Invested Amount                   720,000,000.00      920,000,000.00  1,100,000,000.00     750,000,000.00    680,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           50,400,000.00       64,400,000.00     77,000,000.00      52,500,000.00     47,600,000.00
Series Allocation Percentage                        3.70%               4.72%             5.65%              3.85%             3.49%
Series Alloc. Finance Charge Collections    16,900,026.28       21,594,478.03     25,819,484.60      17,604,194.05     15,961,135.94
Series Allocable Recoveries                    844,227.79        1,078,735.51      1,289,792.46         879,403.95        797,326.25
Series Alloc. Principal Collections        256,908,644.12      328,272,156.38    392,499,317.41     267,613,170.96    242,635,941.67
Series Allocable Defaulted Amount            4,027,758.90        5,146,580.82      6,153,520.54       4,195,582.19      3,803,994.52

B. Series Allocations                       Series 2004-1       Series 2004-2     Series 2004-3      Series 2004-4     Series 2004-5
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 1                  2                 2
Invested Amount                            800,000,000.00      400,000,000.00    600,000,000.00   1,100,000,000.00  1,000,000,000.00
Adjusted Invested Amount                   800,000,000.00      400,000,000.00    600,000,000.00   1,100,000,000.00  1,000,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           56,000,000.00       28,000,000.00     42,000,000.00      77,000,000.00     70,000,000.00
Series Allocation Percentage                        4.11%               2.05%             3.08%              5.65%             5.13%
Series Alloc. Finance Charge Collections    18,777,806.98        9,388,903.49     14,083,355.24      25,819,484.60     23,472,258.73
Series Allocable Recoveries                    938,030.88          469,015.44        703,523.16       1,289,792.46      1,172,538.60
Series Alloc. Principal Collections        285,454,049.02      142,727,024.51    214,090,536.77     392,499,317.41    356,817,561.28
Series Allocable Defaulted Amount            4,475,287.67        2,237,643.83      3,356,465.75       6,153,520.54      5,594,109.58



B. Series Allocations                       Series 2005-1       Series 2005-2                                            Trust Total
---------------------                       -------------       -------------                                            -----------
Group Number                                            2                   2
Invested Amount                            600,000,000.00      600,000,000.00                                      19,475,000,000.00
Adjusted Invested Amount                   600,000,000.00      600,000,000.00                                      19,475,000,000.00
Principal Funding Account Balance                    0.00                0.00                                                   0.00
Series Required Transferor Amount           42,000,000.00       42,000,000.00                                       1,363,250,000.00
Series Allocation Percentage                        3.08%               3.08%                                                   100%
Series Alloc. Finance Charge Collections    14,083,355.24       14,083,355.24                                         457,122,238.74
Series Allocable Recoveries                    703,523.16          703,523.16                                          22,835,189.21
Series Alloc. Principal Collections        214,090,536.77      214,090,536.77                                       6,949,022,005.89
Series Allocable Defaulted Amount            3,356,465.75        3,356,465.75                                         108,945,284.12

C. Group Allocations
--------------------

1. Group 1 Allocations                      Series 2001-2       Series 2003-4      Series 2004-3                       Group 1 Total
----------------------                      -------------       -------------      -------------                       -------------
Invested Amount                            250,000,000.00      680,000,000.00     600,000,000.00                    1,530,000,000.00
Investor Finance Charge Collections          4,280,970.48       11,644,239.70      10,274,329.15                       26,199,539.33

Investor Monthly Interest                    1,130,989.58        1,062,556.67       2,148,400.00                        4,341,946.25
Investor Default Amount                      1,020,277.52        2,775,154.86       2,448,666.05                        6,244,098.44
Investor Monthly Fees                          416,666.67        1,133,333.33       1,000,000.00                        2,550,000.00
Investor Additional Amounts                          0.00                0.00               1.00                                0.00
Total                                        2,567,933.77        4,971,044.86       5,597,066.05                       13,136,044.69

Reallocated Investor Finance
  Charge Collections                         4,702,491.72       10,777,042.48      10,720,005.13                       26,199,539.33
Available Excess                             2,134,557.95        5,805,997.62       5,122,939.08                       13,063,494.64

1. Group 1 Allocations
Invested Amount
Investor Finance Charge Collections

Investor Monthly Interest
Investor Default Amount
Investor Monthly Fees
Investor Additional Amounts
Total

Reallocated Investor Finance
  Charge Collections
Available Excess

2. Group 2 Allocations                                          Series 2000-4      Series 2000-5   Series 2001-1       Series 2001-3
----------------------                                          -------------      -------------   -------------       -------------
Invested Amount                                              1,212,122,000.00     787,878,000.00  750,000,000.00      750,000,000.00
Investor Finance Charge Collections                             20,756,233.99      13,491,529.84   12,842,911.44       12,842,911.44

Investor Monthly Interest                                        3,228,512.40       2,155,765.35    2,054,125.00        2,046,968.75
Investor Default Amount                                          4,946,803.32       3,215,416.85    3,060,832.57        3,060,832.57
Investor Monthly Fees                                            2,020,203.33       1,313,130.00    1,250,000.00        1,250,000.00
Investor Additional Amounts                                              0.00               0.00            0.00                0.00
Total                                                           10,195,519.06       6,684,312.20    6,364,957.57        6,357,801.32

Reallocated Investor Finance
  Charge Collections                                            20,698,267.17      13,511,087.21   12,863,528.74       12,856,372.49
Investment Funding Account Proceeds                                 15,403.00
Available Excess                                                10,518,151.11       6,826,775.01    6,498,571.17        6,498,571.17

2. Group 2 Allocations                      Series 2001-4       Series 2001-5      Series 2001-6   Series 2001-7       Series 2002-1
----------------------                      -------------       -------------      -------------   -------------       -------------
Invested Amount                            725,000,000.00      500,000,000.00     700,000,000.00  650,000,000.00      920,000,000.00
Investor Finance Charge Collections         12,414,814.39        8,561,940.96      11,986,717.34   11,130,523.24       15,753,971.36

Investor Monthly Interest                    1,978,736.46        1,384,166.67       1,904,291.67    1,768,704.17        2,499,525.00
Investor Default Amount                      2,958,804.81        2,040,555.04       2,856,777.06    2,652,721.56        3,754,621.28
Investor Monthly Fees                        1,208,333.33          833,333.33       1,166,666.67    1,083,333.33        1,533,333.33
Investor Additional Amounts                          0.00                0.00               0.00            0.00                0.00
Total                                        6,145,874.61        4,258,055.04       5,927,735.40    5,504,759.06        7,787,479.62

Reallocated Investor Finance
  Charge Collections                        12,427,826.74        8,590,435.82      11,993,068.49   11,136,854.07       15,759,060.25
Investment Funding Account Proceeds
Available Excess                             6,281,952.13        4,332,380.78       6,065,333.09    5,632,095.01        7,971,580.64




2. Group 2 Allocations                          Series 2002-2      Series 2002-3   Series 2002-4    Series 2002-5      Series 2002-6
----------------------                          -------------      -------------   -------------    -------------      -------------
Invested Amount                                940,000,000.00     920,000,000.00  500,000,000.00   600,000,000.00     720,000,000.00
Investor Finance Charge Collections             16,096,449.00      15,753,971.36    8,566,936.96    10,274,329.15      12,329,194.98

Investor Monthly Interest                        2,553,235.83       2,498,298.33    1,331,375.00     1,656,875.00       1,973,400.00
Investor Default Amount                          3,836,243.48       3,754,621.28    2,040,555.04     2,448,666.05       2,938,399.26
Investor Monthly Fees                            1,566,666.67       1,533,333.33      833,333.33     1,000,000.00       1,200,000.00
Investor Additional Amounts                              0.00               0.00            0.00             0.00               0.00
Total                                            7,956,145.98       7,786,252.95    4,205,263.38     5,105,541.05       6,111,799.26

Reallocated Investor Finance
  Charge Collections                            16,101,021.85      15,757,833.58    8,537,644.16    10,304,397.99      12,350,427.59
Investment Funding Account Proceeds
Available Excess                                 8,144,875.87       7,971,580.64    4,337,376.78     5,198,856.94       6,238,628.32

2. Group 2 Allocations                          Series 2003-1      Series 2003-2   Series 2003-3    Series 2004-1      Series 2004-2
----------------------                          -------------      -------------   -------------    -------------      -------------
Invested Amount                                920,000,000.00   1,100,000,000.00  750,000,000.00   800,000,000.00     400,000,000.00
Investor Finance Charge Collections             15,753,971.36      18,836,270.11   12,842,911.44    13,699,105.53       6,849,552.77

Investor Monthly Interest                        2,499,525.00       2,986,362.50    2,035,156.25     2,150,033.33       1,106,666.67
Investor Default Amount                          3,754,621.28       4,489,221.10    3,060,832.57     3,264,888.07       1,632,444.04
Investor Monthly Fees                            1,533,333.33       1,833,333.33    1,250,000.00     1,333,333.33         666,666.67
Investor Additional Amounts                              0.00               0.00            0.00             0.00               0.00
Total                                            7,787,479.62       9,308,916.93    6,345,988.82     6,748,254.74       3,405,777.37

Reallocated Investor Finance
  Charge Collections                            15,759,060.25      18,840,154.65   12,844,559.99    13,680,063.99       6,871,681.99
Investment Funding Account Proceeds
Available Excess                                 7,971,580.64       9,531,237.72    6,498,571.17     6,931,809.25       3,465,904.62

2. Group 2 Allocations                          Series 2004-4      Series 2004-5   Series 2005-1    Series 2005-2      Group 2 Total
----------------------                          -------------      -------------   -------------    -------------      -------------
Invested Amount                              1,100,000,000.00   1,000,000,000.00  600,000,000.00   600,000,000.00  17,945,000,000.00
Investor Finance Charge Collections             18,836,270.11      17,123,881.91   10,274,329.15    10,274,329.15     307,293,056.96

Investor Monthly Interest                        2,959,412.50       2,687,750.00    1,576,875.00     1,619,300.00      48,655,060.88
Investor Default Amount                          4,489,221.10       4,081,110.09    2,448,666.05     2,448,666.05      73,235,520.55
Investor Monthly Fees                            1,833,333.33       1,666,666.67    1,000,000.00     1,000,000.00      29,908,333.33
Investor Additional Amounts                              0.00               0.00            0.00             0.00               0.00
Total                                            9,281,966.93       8,435,526.76    5,025,541.05     5,067,966.05     151,798,914.76

Reallocated Investor Finance
  Charge Collections                            18,813,204.65      17,100,288.32   10,224,397.99    10,266,822.99     307,288,060.96
Investment Funding Account Proceeds                                                                                        15,403.00
Available Excess                                 9,531,237.72       8,664,761.56    5,198,856.94     5,198,856.94     155,509,545.21

                                                      GROUP I          GROUP II
                                                      -------          ---------
Group Investor Finance Charge Collections       26,199,539.33    307,288,060.96
Group Expenses                                  13,136,044.69    151,798,914.76
Reallocable Investor Finance
  Charge Collections                            13,063,494.64    155,489,146.21


D. Trust Performance
---------------------

Delinquencies:

31-60 Days Delinquent:                            243,743,304
61-90 Days Delinquent:                            138,132,805
90+ Days Delinquent:                              230,825,712
Total 30+ Days Delinquent:                        612,701,820





XI. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest             Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,661,494,825.54    1,212,122,000.00       449,372,825.54
Beginning Adjusted Invested Amount                               N/A    1,212,122,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                28,451,241.19       20,756,233.99         7,695,007.20
Collections of Principal Receivables                  432,506,416.01      315,529,446.09       116,976,969.92
Defaulted Amount                                        6,780,743.30        4,946,803.32         1,833,939.97

Ending Invested / Transferor Amounts                1,665,977,419.49    1,212,122,000.00       453,855,419.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                        5,000,000.00                0.00                 0.00         5,000,000.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.1350%             3.3600%              3.5900%
Monthly Interest Due                                    2,612,500.00          271,516.00           344,496.40         3,228,512.40
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      2,612,500.00          271,516.00           344,496.40         3,228,512.40
Investor Default Amount                                 4,081,110.09          395,745.25           469,947.99         4,946,803.32
Investor Monthly Fees Due                               1,666,666.67          161,616.67           191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                               8,360,276.76          828,877.91         1,006,364.39        10,195,519.06

Reallocated Investor Finance Charge Collections                                                                      20,698,267.17
Interest and Principal Funding Investment Proceeds                                                                       15,403.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8260%
Base Rate                                                                                                                  5.2684%
Excess Spread Percentage                                                                                                  10.4130%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                      1,000,000,000.00       96,970,000.00       115,152,000.00     1,212,122,000.00
Interest Distributions                                  2,612,500.00          271,516.00           344,496.40         3,228,512.40
Interest Deposits - Interest Funding Account           (2,612,500.00)        (271,516.00)                0.00        (2,884,016.00)
Interest Funding Account Distributions                  8,011,666.67          832,649.07                 0.00         8,844,315.73
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     8,011,666.67          832,649.07           344,496.40         9,188,812.13
Ending Interest Funding Account Balance                         0.00                0.00                 0.00                 0.00
Ending Certificates Balance                         1,000,000,000.00       96,970,000.00       115,152,000.00     1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.80

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.80

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $344,496.40

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $344,496.40

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                      $17,078,754.85

          a.   Class A Monthly Interest:                         $2,612,500.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $4,081,110.09
          e.   Excess Spread:                                   $10,385,144.76

     2.   Class B Available Funds:                               $1,654,633.23

          a.   Class B Monthly Interest:                           $271,516.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,383,117.23

     3.   Collateral Available Funds:                            $1,964,879.09

          a.   Excess Spread:                                    $1,964,879.09

     4.   Total Excess Spread:                                  $13,733,141.08

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2000-4 Allocable Principal
          Collections:                                          432,506,416.01

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                          315,529,446.09

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $315,529,446.09

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,946,803.32

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $320,476,249.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $115,152,000.00

     2.   Required Collateral Invested Amount:                 $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $320,476,249.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                        $13,733,141.08
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $395,745.25
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $344,496.40
     9.   Applied to unpaid Monthly Servicing Fee:               $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $469,947.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                          $5,000,000.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,502,748.11

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.2684%
          b.   Prior Monthly Period                                    5.1899%
          c.   Second Prior Monthly Period                             5.1760%

     2.   Three Month Average Base Rate                                5.2114%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8260%
          b.   Prior Monthly Period                                   15.4839%
          c.   Second Prior Monthly Period                            16.4722%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.9274%



XII. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,079,969,854.65      787,878,000.00       292,091,854.65
Beginning Adjusted Invested Amount                               N/A      787,878,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                18,493,276.26       13,491,529.84         5,001,746.43
Collections of Principal Receivables                  281,128,706.54      205,093,801.55        76,034,904.99
Defaulted Amount                                        4,407,475.87        3,215,416.85         1,192,059.01

Ending Invested / Transferor Amounts                1,082,883,535.91      787,878,000.00       295,005,535.91


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                        3,250,000.00                0.00                 0.00         3,250,000.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2300%             3.4700%              3.5900%
Monthly Interest Due                                    1,749,583.33          182,261.75           223,920.27         2,155,765.35
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,749,583.33          182,261.75           223,920.27         2,155,765.35
Investor Default Amount                                 2,652,721.56          257,232.37           305,462.93         3,215,416.85
Investor Monthly Fees Due                               1,083,333.33          105,050.00           124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                               5,485,638.22          544,544.12           654,129.86         6,684,312.20

Reallocated Investor Finance Charge Collections                                                                      13,511,087.21
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8989%
Base Rate                                                                                                                  5.3568%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        650,000,000.00       63,030,000.00        74,848,000.00       787,878,000.00
Interest Distributions                                  1,749,583.33          182,261.75           223,920.27         2,155,765.35
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,749,583.33          182,261.75           223,920.27         2,155,765.35
Ending Certificates Balance                           650,000,000.00       63,030,000.00        74,848,000.00       787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.69

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $223,920.27

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $223,920.27

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,146,658.10

          a.   Class A Monthly Interest:                         $1,749,583.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections)      $2,652,721.56
          e.   Excess Spread:                                    $6,744,353.21

     2.   Class B Available Funds:                               $1,080,882.86

          a.   Class B Monthly Interest:                           $182,261.75
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $898,621.11

     3.   Collateral Available Funds:                            $1,283,546.25

          a.   Excess Spread:                                    $1,283,546.25

     4.   Total Excess Spread:                                   $8,926,520.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2000-5 Allocable Principal
          Collections:                                         $281,128,706.54

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                         $205,093,801.55

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $205,093,801.55

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,215,416.85

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $208,309,218.41

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $74,848,000.00

     2.   Required Collateral Invested Amount:                  $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $208,309,218.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                         $8,926,520.57
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $257,232.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $223,920.27
     9.   Applied to unpaid Monthly Servicing Fee:               $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $305,462.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                          $3,250,000.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $3,576,775.01

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3568%
          b.   Prior Monthly Period                                    5.1532%
          c.   Second Prior Monthly Period                             5.0075%

     2.   Three Month Average Base Rate                                5.1725%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8989%
          b.   Prior Monthly Period                                   15.4398%
          c.   Second Prior Monthly Period                            16.2920%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8769%



XIII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,028,049,255.07      750,000,000.00       278,049,255.07
Beginning Adjusted Invested Amount                               N/A      750,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                17,604,194.05       12,842,911.44         4,761,282.61
Collections of Principal Receivables                  267,613,170.96      195,233,717.87        72,379,453.09
Defaulted Amount                                        4,195,582.19        3,060,832.57         1,134,749.62

Ending Invested / Transferor Amounts                1,030,822,858.28      750,000,000.00       280,822,858.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2300%             3.5100%              3.5900%
Monthly Interest Due                                    1,665,468.75          175,500.00           213,156.25         2,054,125.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,665,468.75          175,500.00           213,156.25         2,054,125.00
Investor Default Amount                                 2,525,186.87          244,866.61           290,779.09         3,060,832.57
Investor Monthly Fees Due                               1,031,250.00          100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,221,905.62          520,366.61           622,685.34         6,364,957.57

Reallocated Investor Finance Charge Collections                                                                      12,863,528.74
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9022%
Base Rate                                                                                                                  5.3600%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        618,750,000.00       60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                                  1,665,468.75          175,500.00           213,156.25         2,054,125.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,665,468.75          175,500.00           213,156.25         2,054,125.00
Ending Certificates Balance                           618,750,000.00       60,000,000.00        71,250,000.00       750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.69

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $213,156.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $213,156.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,612,411.21

          a.   Class A Monthly Interest:                         $1,665,468.75
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,525,186.87
          e.   Excess Spread:                                    $6,421,755.59

     2.   Class B Available Funds:                               $1,029,082.30

          a.   Class B Monthly Interest:                           $175,500.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $853,582.30

     3.   Collateral Available Funds:                            $1,222,035.23

          a.   Excess Spread:                                    $1,222,035.23

     4.   Total Excess Spread:                                   $8,497,373.12

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2001-1 Allocable Principal
          Collections:                                         $267,613,170.96

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                         $195,233,717.87

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $195,233,717.87

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,060,832.57

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $198,294,550.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $198,294,550.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                         $8,497,373.12
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $244,866.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $213,156.25
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $290,779.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,498,571.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3600%
          b.   Prior Monthly Period                                    5.1565%
          c.   Second Prior Monthly Period                             5.0107%

     2.   Three Month Average Base Rate                                5.1757%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9022%
          b.   Prior Monthly Period                                   15.4431%
          c.   Second Prior Monthly Period                            16.2955%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8803%



XIV. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 342,683,085.02      250,000,000.00        92,683,085.02
Beginning Adjusted Invested Amount                               N/A      250,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                 5,868,064.68        4,280,970.48         1,587,094.20
Collections of Principal Receivables                   89,204,390.32       65,077,905.96        24,126,484.36
Defaulted Amount                                        1,398,527.40        1,020,277.52           378,249.87

Ending Invested / Transferor Amounts                  343,607,619.43      250,000,000.00        93,607,619.43


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        5.5300%             5.8300%              3.9400%
Monthly Interest Due                                      996,552.08           72,875.00            61,562.50         1,130,989.58
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                        996,552.08           72,875.00            61,562.50         1,130,989.58
Investor Default Amount                                   882,540.06           61,216.65            76,520.81         1,020,277.52
Investor Monthly Fees Due                                 360,416.67           25,000.00            31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                               2,239,508.81          159,091.65           169,333.31         2,567,933.77

Reallocated Investor Finance Charge Collections                                                                       4,702,491.72
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           17.9201%
Base Rate                                                                                                                  7.5319%
Excess Spread Percentage                                                                                                  10.2459%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        216,250,000.00       15,000,000.00        18,750,000.00       250,000,000.00
Interest Distributions                                    996,552.08           72,875.00            61,562.50         1,130,989.58
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                       996,552.08           72,875.00            61,562.50         1,130,989.58
Ending Certificates Balance                           216,250,000.00       15,000,000.00        18,750,000.00       250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $61,562.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $61,562.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $4,067,655.34

          a.   Class A Monthly Interest:                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $882,540.06
          e.   Excess Spread:                                    $2,188,563.20

     2.   Class B Available Funds:                                 $282,149.50

          a.   Class B Monthly Interest:                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $209,274.50

     3.   Collateral Available Funds:                              $352,686.88

          a.   Excess Spread:                                      $352,686.88

     4.   Total Excess Spread:                                   $2,750,524.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2001-2 Allocable Principal
          Collections:                                          $89,204,390.32

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                          $65,077,905.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                  $65,077,905.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,020,277.52

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $66,098,183.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $18,750,000.00

     2.   Required Collateral Invested Amount:                  $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:              $66,098,183.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                         $2,750,524.58
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                  $61,216.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $61,562.50
     9.   Applied to unpaid Monthly Servicing Fee:                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $76,520.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $2,134,557.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  7.5319%
          b.   Prior Monthly Period                                    7.2883%
          c.   Second Prior Monthly Period                             7.2773%

     2.   Three Month Average Base Rate                                7.3658%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 17.9201%
          b.   Prior Monthly Period                                   17.4691%
          c.   Second Prior Monthly Period                            18.3464%

     4.   Three Month Average Series Adjusted Portfolio Yield         17.9119%



XV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,028,049,255.07      750,000,000.00       278,049,255.07
Beginning Adjusted Invested Amount                               N/A      750,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                17,604,194.05       12,842,911.44         4,761,282.61
Collections of Principal Receivables                  267,613,170.96      195,233,717.87        72,379,453.09
Defaulted Amount                                        4,195,582.19        3,060,832.57         1,134,749.62

Ending Invested / Transferor Amounts                1,030,822,858.28      750,000,000.00       280,822,858.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2200%             3.4700%              3.5900%
Monthly Interest Due                                    1,660,312.50          173,500.00           213,156.25         2,046,968.75
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,660,312.50          173,500.00           213,156.25         2,046,968.75
Investor Default Amount                                 2,525,186.87          244,866.61           290,779.09         3,060,832.57
Investor Monthly Fees Due                               1,031,250.00          100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,216,749.37          518,366.61           622,685.34         6,357,801.32

Reallocated Investor Finance Charge Collections                                                                      12,856,372.49
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8905%
Base Rate                                                                                                                  5.3484%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        618,750,000.00       60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                                  1,660,312.50          173,500.00           213,156.25         2,046,968.75
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,660,312.50          173,500.00           213,156.25         2,046,968.75
Ending Certificates Balance                           618,750,000.00       60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.68

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.68

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $213,156.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $213,156.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,606,507.30

          a.   Class A Monthly Interest:                         $1,660,312.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,525,186.87
          e.   Excess Spread:                                    $6,421,007.93

     2.   Class B Available Funds:                               $1,028,509.80

          a.   Class B Monthly Interest:                           $173,500.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $855,009.80

     3.   Collateral Available Funds:                            $1,221,355.39

          a.   Excess Spread:                                    $1,221,355.39

     4.   Total Excess Spread:                                   $8,497,373.12

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2001-3 Allocable Principal
          Collections:                                         $267,613,170.96

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                         $195,233,717.87

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $195,233,717.87

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,060,832.57

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $198,294,550.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $198,294,550.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                         $8,497,373.12
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $244,866.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $213,156.25
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $290,779.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,498,571.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3484%
          b.   Prior Monthly Period                                    5.1449%
          c.   Second Prior Monthly Period                             4.9991%

     2.   Three Month Average Base Rate                                5.1641%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8905%
          b.   Prior Monthly Period                                   15.4312%
          c.   Second Prior Monthly Period                            16.2831%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8682%



XVI. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 993,780,946.57      725,000,000.00       268,780,946.57
Beginning Adjusted Invested Amount                               N/A      725,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                17,017,387.58       12,414,814.39         4,602,573.19
Collections of Principal Receivables                  258,692,731.93      188,725,927.27        69,966,804.65
Defaulted Amount                                        4,055,729.45        2,958,804.81         1,096,924.63

Ending Invested / Transferor Amounts                  996,462,096.33      725,000,000.00       271,462,096.33


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2200%             3.4700%              3.5900%
Monthly Interest Due                                    1,604,968.75          167,716.67           206,051.04         1,978,736.46
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,604,968.75          167,716.67           206,051.04         1,978,736.46
Investor Default Amount                                 2,441,013.97          236,704.39           281,086.46         2,958,804.81
Investor Monthly Fees Due                                 996,875.00           96,666.67           114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                               5,042,857.72          501,087.72           601,929.17         6,145,874.61

Reallocated Investor Finance Charge Collections                                                                      12,427,826.74
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8905%
Base Rate                                                                                                                  5.3484%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        598,125,000.00       58,000,000.00        68,875,000.00       725,000,000.00
Interest Distributions                                  1,604,968.75          167,716.67           206,051.04         1,978,736.46
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,604,968.75          167,716.67           206,051.04         1,978,736.46
Ending Certificates Balance                           598,125,000.00       58,000,000.00        68,875,000.00       725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.68

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.68

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $206,051.04

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $206,051.04

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,252,957.06

          a.   Class A Monthly Interest:                         $1,604,968.75
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,441,013.97
          e.   Excess Spread:                                    $6,206,974.34

     2.   Class B Available Funds:                                 $994,226.14

          a.   Class B Monthly Interest:                           $167,716.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $826,509.47

     3.   Collateral Available Funds:                            $1,180,643.54

          a.   Excess Spread:                                    $1,180,643.54

     4.   Total Excess Spread:                                   $8,214,127.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2001-4 Allocable Principal
          Collections:                                         $258,692,731.93

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                         $188,725,927.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $188,725,927.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,958,804.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $191,684,732.09

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $68,875,000.00

     2.   Required Collateral Invested Amount:                  $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $191,684,732.09

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                         $8,214,127.35
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $236,704.39
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $206,051.04
     9.   Applied to unpaid Monthly Servicing Fee:               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $281,086.46
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,281,952.13

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3484%
          b.   Prior Monthly Period                                    5.1449%
          c.   Second Prior Monthly Period                             4.9991%

     2.   Three Month Average Base Rate                                5.1641%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8905%
          b.   Prior Monthly Period                                   15.4312%
          c.   Second Prior Monthly Period                            16.2831%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8682%



XVII. Series 2001-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations        Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 685,366,170.05      500,000,000.00       185,366,170.05
Beginning Adjusted Invested Amount                               N/A      500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                11,736,129.36        8,561,940.96         3,174,188.41
Collections of Principal Receivables                  178,408,780.64      130,155,811.91        48,252,968.73
Defaulted Amount                                        2,797,054.79        2,040,555.04           756,499.75

Ending Invested / Transferor Amounts                  687,215,238.85      500,000,000.00       187,215,238.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2700%             3.5400%              3.5900%
Monthly Interest Due                                    1,124,062.50          118,000.00           142,104.17         1,384,166.67
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,124,062.50          118,000.00           142,104.17         1,384,166.67
Investor Default Amount                                 1,683,457.91          163,244.40           193,852.73         2,040,555.04
Investor Monthly Fees Due                                 687,500.00           66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               3,495,020.41          347,911.07           415,123.56         4,258,055.04

Reallocated Investor Finance Charge Collections                                                                       8,590,435.82
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9380%
Base Rate                                                                                                                  5.3959%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        412,500,000.00       40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  1,124,062.50          118,000.00           142,104.17         1,384,166.67
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,124,062.50          118,000.00           142,104.17         1,384,166.67
Ending Certificates Balance                           412,500,000.00       40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.73

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.73

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.95

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.95

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $142,104.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $142,104.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $7,087,109.56

          a.   Class A Monthly Interest:                         $1,124,062.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,683,457.91
          e.   Excess Spread:                                    $4,279,589.14

     2.   Class B Available Funds:                                 $687,234.87

          a.   Class B Monthly Interest:                           $118,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $569,234.87

     3.   Collateral Available Funds:                              $816,091.40

          a.   Excess Spread:                                      $816,091.40

     4.   Total Excess Spread:                                   $5,664,915.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2001-5 Allocable Principal
          Collections:                                         $178,408,780.64

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                         $130,155,811.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $130,155,811.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,040,555.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $132,196,366.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $132,196,366.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                         $5,664,915.41
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $163,244.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $142,104.17
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $193,852.73
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,332,380.78

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3959%
          b.   Prior Monthly Period                                    5.1924%
          c.   Second Prior Monthly Period                             5.0466%

     2.   Three Month Average Base Rate                                5.2116%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9380%
          b.   Prior Monthly Period                                   15.4802%
          c.   Second Prior Monthly Period                            16.3338%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.9174%



XVIII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 959,512,638.07      700,000,000.00       259,512,638.07
Beginning Adjusted Invested Amount                               N/A      700,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                16,430,581.11       11,986,717.34         4,443,863.77
Collections of Principal Receivables                  249,772,292.89      182,218,136.68        67,554,156.22
Defaulted Amount                                        3,915,876.71        2,856,777.06         1,059,099.65

Ending Invested / Transferor Amounts                  962,101,334.39      700,000,000.00       262,101,334.39


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2100%             3.4400%              3.5900%
Monthly Interest Due                                    1,544,812.50          160,533.33           198,945.83         1,904,291.67
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,544,812.50          160,533.33           198,945.83         1,904,291.67
Investor Default Amount                                 2,356,841.08          228,542.16           271,393.82         2,856,777.06
Investor Monthly Fees Due                                 962,500.00           93,333.33           110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,864,153.58          482,408.83           581,172.99         5,927,735.40

Reallocated Investor Finance Charge Collections                                                                      11,993,068.49
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8797%
Base Rate                                                                                                                  5.3376%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        577,500,000.00       56,000,000.00        66,500,000.00       700,000,000.00
Interest Distributions                                  1,544,812.50          160,533.33           198,945.83         1,904,291.67
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,544,812.50          160,533.33           198,945.83         1,904,291.67
Ending Certificates Balance                           577,500,000.00       56,000,000.00        66,500,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $198,945.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $198,945.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,894,281.50

          a.   Class A Monthly Interest:                         $1,544,812.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,356,841.08
          e.   Excess Spread:                                    $5,992,627.93

     2.   Class B Available Funds:                                 $959,445.48

          a.   Class B Monthly Interest:                           $160,533.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $798,912.15

     3.   Collateral Available Funds:                            $1,139,341.51

          a.   Excess Spread:                                    $1,139,341.51

     4.   Total Excess Spread:                                   $7,930,881.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2001-6 Allocable Principal
          Collections:                                         $249,772,292.89

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                         $182,218,136.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $182,218,136.68

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,856,777.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $185,074,913.74

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $66,500,000.00

     2.   Required Collateral Invested Amount:                  $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $185,074,913.74

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                         $7,930,881.58
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $228,542.16
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $198,945.83
     9.   Applied to unpaid Monthly Servicing Fee:               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $271,393.82
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,065,333.09

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3376%
          b.   Prior Monthly Period                                    5.1341%
          c.   Second Prior Monthly Period                             4.9883%

     2.   Three Month Average Base Rate                                5.1533%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8797%
          b.   Prior Monthly Period                                   15.4200%
          c.   Second Prior Monthly Period                            16.2715%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8571%



XIX. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations        Interest               Interest
----------------------------------                       -----------      -------------           -----------
Beginning Invested /Transferor Amount                 890,976,021.06      650,000,000.00       240,976,021.06
Beginning Adjusted Invested Amount                               N/A      650,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                15,256,968.17       11,130,523.24         4,126,444.93
Collections of Principal Receivables                  231,931,414.83      169,202,555.49        62,728,859.35
Defaulted Amount                                        3,636,171.23        2,652,721.56           983,449.67

Ending Invested / Transferor Amounts                  893,379,810.51      650,000,000.00       243,379,810.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2100%             3.4500%              3.5900%
Monthly Interest Due                                    1,434,468.75          149,500.00           184,735.42         1,768,704.17
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,434,468.75          149,500.00           184,735.42         1,768,704.17
Investor Default Amount                                 2,188,495.29          212,217.72           252,008.55         2,652,721.56
Investor Monthly Fees Due                                 893,750.00           86,666.67           102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                               4,516,714.04          448,384.39           539,660.63         5,504,759.06

Reallocated Investor Finance Charge Collections                                                                      11,136,854.07
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8806%
Base Rate                                                                                                                  5.3384%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        536,250,000.00       52,000,000.00        61,750,000.00       650,000,000.00
Interest Distributions                                  1,434,468.75          149,500.00           184,735.42         1,768,704.17
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,434,468.75          149,500.00           184,735.42         1,768,704.17
Ending Certificates Balance                           536,250,000.00       52,000,000.00        61,750,000.00       650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $184,735.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $184,735.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,187,904.61

          a.   Class A Monthly Interest:                         $1,434,468.75
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,188,495.29
          e.   Excess Spread:                                    $5,564,940.57

     2.   Class B Available Funds:                                 $890,948.33

          a.   Class B Monthly Interest:                           $149,500.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $741,448.33

     3.   Collateral Available Funds:                            $1,058,001.14

          a.   Excess Spread:                                    $1,058,001.14

     4.   Total Excess Spread:                                   $7,364,390.04

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2001-7 Allocable Principal
          Collections:                                         $231,931,414.83

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                         $169,202,555.49

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $169,202,555.49

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,652,721.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $171,855,277.04

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $61,750,000.00

     2.   Required Collateral Invested Amount:                  $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $171,855,277.04

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                         $7,364,390.04
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $212,217.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $184,735.42
     9.   Applied to unpaid Monthly Servicing Fee:               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $252,008.55
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,632,095.01

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3384%
          b.   Prior Monthly Period                                    5.1349%
          c.   Second Prior Monthly Period                             4.9891%

     2.   Three Month Average Base Rate                                5.1541%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8806%
          b.   Prior Monthly Period                                   15.4208%
          c.   Second Prior Monthly Period                            16.2724%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8579%



XX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,261,073,752.89      920,000,000.00       341,073,752.89
Beginning Adjusted Invested Amount                               N/A      920,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                21,594,478.03       15,753,971.36         5,840,506.67
Collections of Principal Receivables                  328,272,156.38      239,486,693.92        88,785,462.46
Defaulted Amount                                        5,146,580.82        3,754,621.28         1,391,959.53

Ending Invested / Transferor Amounts                1,264,476,039.49      920,000,000.00       344,476,039.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                  Total
--------------------------------------                       -------             -------           ----------                 -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2000%             3.4900%              3.5900%
Monthly Interest Due                                    2,024,000.00          214,053.33           261,471.67         2,499,525.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      2,024,000.00          214,053.33           261,471.67         2,499,525.00
Investor Default Amount                                 3,097,562.56          300,369.70           356,689.02         3,754,621.28
Investor Monthly Fees Due                               1,265,000.00          122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,386,562.56          637,089.70           763,827.36         7,787,479.62

Reallocated Investor Finance Charge Collections                                                                      15,759,060.25
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8754%
Base Rate                                                                                                                  5.3333%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        759,000,000.00       73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                                  2,024,000.00          214,053.33           261,471.67         2,499,525.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     2,024,000.00          214,053.33           261,471.67         2,499,525.00
Ending Certificates Balance                           759,000,000.00       73,600,000.00        87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $261,471.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $261,471.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $13,001,224.71

          a.   Class A Monthly Interest:                         $2,024,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,097,562.56
          e.   Excess Spread:                                    $7,879,662.15

     2.   Class B Available Funds:                               $1,260,724.82

          a.   Class B Monthly Interest:                           $214,053.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,046,671.49

     3.   Collateral Available Funds:                            $1,497,110.72

          a.   Excess Spread:                                    $1,497,110.72

     4.   Total Excess Spread:                                  $10,423,444.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2002-1 Allocable Principal
          Collections:                                         $328,272,156.38

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                         $239,486,693.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $239,486,693.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,754,621.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $243,241,315.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $243,241,315.20

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                        $10,423,444.36
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $300,369.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $261,471.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $356,689.02
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,971,580.64

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3333%
          b.   Prior Monthly Period                                    5.1298%
          c.   Second Prior Monthly Period                             4.9840%

     2.   Three Month Average Base Rate                                5.1490%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8754%
          b.   Prior Monthly Period                                   15.4155%
          c.   Second Prior Monthly Period                            16.2669%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8526%



XXI. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,288,488,399.69      940,000,000.00       348,488,399.69
Beginning Adjusted Invested Amount                               N/A      940,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                22,063,923.21       16,096,449.00         5,967,474.21
Collections of Principal Receivables                  335,408,507.60      244,692,926.39        90,715,581.21
Defaulted Amount                                        5,258,463.01        3,836,243.48         1,422,219.52

Ending Invested / Transferor Amounts                1,291,964,649.04      940,000,000.00       351,964,649.04


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2000%             3.4800%              3.5900%
Monthly Interest Due                                    2,068,000.00          218,080.00           267,155.83         2,553,235.83
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      2,068,000.00          218,080.00           267,155.83         2,553,235.83
Investor Default Amount                                 3,164,900.87          306,899.48           364,443.13         3,836,243.48
Investor Monthly Fees Due                               1,292,500.00          125,333.33           148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                               6,525,400.87          650,312.81           780,432.30         7,956,145.98

Reallocated Investor Finance Charge Collections                                                                      16,101,021.85
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8746%
Base Rate                                                                                                                  5.3325%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        775,500,000.00       75,200,000.00        89,300,000.00       940,000,000.00
Interest Distributions                                  2,068,000.00          218,080.00           267,155.83         2,553,235.83
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     2,068,000.00          218,080.00           267,155.83         2,553,235.83
Ending Certificates Balance                           775,500,000.00       75,200,000.00        89,300,000.00       940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $267,155.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $267,155.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $13,283,343.03

          a.   Class A Monthly Interest:                         $2,068,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,164,900.87
          e.   Excess Spread:                                    $8,050,442.15

     2.   Class B Available Funds:                               $1,288,081.75

          a.   Class B Monthly Interest:                           $218,080.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,070,001.75

     3.   Collateral Available Funds:                            $1,529,597.08

          a.   Excess Spread:                                    $1,529,597.08

     4.   Total Excess Spread:                                  $10,650,040.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2002-2 Allocable Principal
          Collections:                                         $335,408,507.60

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                         $244,692,926.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $244,692,926.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,836,243.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $248,529,169.88

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $89,300,000.00

     2.   Required Collateral Invested Amount:                  $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $248,529,169.88

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                        $10,650,040.98
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $306,899.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $267,155.83
     9.   Applied to unpaid Monthly Servicing Fee:               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $364,443.13
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $8,144,875.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3325%
          b.   Prior Monthly Period                                    5.1289%
          c.   Second Prior Monthly Period                             4.9832%

     2.   Three Month Average Base Rate                                5.1482%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8746%
          b.   Prior Monthly Period                                   15.4147%
          c.   Second Prior Monthly Period                            16.2660%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8518%



XXII. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations        Interest                Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,261,073,752.89      920,000,000.00       341,073,752.89
Beginning Adjusted Invested Amount                               N/A      920,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                21,594,478.03       15,753,971.36         5,840,506.67
Collections of Principal Receivables                  328,272,156.38      239,486,693.92        88,785,462.46
Defaulted Amount                                        5,146,580.82        3,754,621.28         1,391,959.53

Ending Invested / Transferor Amounts                1,264,476,039.49      920,000,000.00       344,476,039.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2000%             3.4700%              3.5900%
Monthly Interest Due                                    2,024,000.00          212,826.67           261,471.67         2,498,298.33
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      2,024,000.00          212,826.67           261,471.67         2,498,298.33
Investor Default Amount                                 3,097,562.56          300,369.70           356,689.02         3,754,621.28
Investor Monthly Fees Due                               1,265,000.00          122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,386,562.56          635,863.04           763,827.36         7,786,252.95

Reallocated Investor Finance Charge Collections                                                                      15,757,833.58
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8738%
Base Rate                                                                                                                  5.3317%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        759,000,000.00       73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                                  2,024,000.00          212,826.67           261,471.67         2,498,298.33
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     2,024,000.00          212,826.67           261,471.67         2,498,298.33
Ending Certificates Balance                           759,000,000.00       73,600,000.00        87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $261,471.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $261,471.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $13,000,212.71

          a.   Class A Monthly Interest:                         $2,024,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,097,562.56
          e.   Excess Spread:                                    $7,878,650.15

     2.   Class B Available Funds:                               $1,260,626.69

          a.   Class B Monthly Interest:                           $212,826.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,047,800.02

     3.   Collateral Available Funds:                            $1,496,994.19

          a.   Excess Spread:                                    $1,496,994.19

     4.   Total Excess Spread:                                  $10,423,444.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2002-3 Allocable Principal
          Collections:                                         $328,272,156.38

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                         $239,486,693.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $239,486,693.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,754,621.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $243,241,315.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $243,241,315.20

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                        $10,423,444.36
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $300,369.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $261,471.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $356,689.02
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,971,580.64

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3317%
          b.   Prior Monthly Period                                    5.1281%
          c.   Second Prior Monthly Period                             4.9824%

     2.   Three Month Average Base Rate                                5.1474%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8738%
          b.   Prior Monthly Period                                   15.4139%
          c.   Second Prior Monthly Period                            16.2652%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8510%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations        Interest                Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 685,366,170.05      500,000,000.00       185,366,170.05
Beginning Adjusted Invested Amount                               N/A      500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                11,736,129.36        8,566,936.96         3,174,188.41
Collections of Principal Receivables                  178,408,780.64      130,155,811.91        48,252,968.73
Defaulted Amount                                        2,797,054.79        2,040,555.04           756,499.75

Ending Invested / Transferor Amounts                  687,215,238.85      500,000,000.00       187,215,238.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A              Class B           Interest                 Total
--------------------------------------                       -------              -------          ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                        2,062,500.00                0.00                 0.00         2,062,500.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.1300%             3.4000%              3.5900%
Monthly Interest Due                                    1,075,937.50          113,333.33           142,104.17         1,331,375.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,075,937.50          113,333.33           142,104.17         1,331,375.00
Investor Default Amount                                 1,683,457.91          163,244.40           193,852.73         2,040,555.04
Investor Monthly Fees Due                                 687,500.00           66,666.67            79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               3,446,895.41          343,244.40           415,123.56         4,205,263.38

Reallocated Investor Finance Charge Collections                                                                       8,537,644.16
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               4,996.00
Series Adjusted Portfolio Yield                                                                                           15.8217%
Base Rate                                                                                                                  5.2675%
Excess Spread Percentage                                                                                                  10.4097%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        412,500,000.00       40,000,000.00        47,500,000.00       500,000,000.00
Interest Distributions                                  1,075,937.50          113,333.33           142,104.17         1,331,375.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,075,937.50          113,333.33           142,104.17         1,331,375.00
Ending Certificates Balance                           412,500,000.00       40,000,000.00        47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.83

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.83

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $142,104.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $142,104.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $7,047,678.13

          a.   Class A Monthly Interest:                         $1,075,937.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,683,457.91
          e.   Excess Spread:                                    $4,288,282.72

     2.   Class B Available Funds:                                 $683,411.21

          a.   Class B Monthly Interest:                           $113,333.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $570,077.88

     3.   Collateral Available Funds:                              $811,550.82

          a.   Excess Spread:                                      $811,550.82

     4.   Total Excess Spread:                                   $5,669,911.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2002-4 Allocable Principal
          Collections:                                         $178,408,780.64

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                         $130,155,811.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $130,155,811.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,040,555.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $132,196,366.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $132,196,366.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                         $5,669,911.41
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $163,244.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $142,104.17
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $193,852.73
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,337,376.78

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.2675%
          b.   Prior Monthly Period                                    5.0639%
          c.   Second Prior Monthly Period                             4.9182%

     2.   Three Month Average Base Rate                                5.0832%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8217%
          b.   Prior Monthly Period                                   15.3595%
          c.   Second Prior Monthly Period                            16.2083%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.7965%



XXIV. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 822,439,404.06      600,000,000.00       222,439,404.06
Beginning Adjusted Invested Amount                               N/A      600,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                14,083,355.24       10,274,329.15         3,809,026.09
Collections of Principal Receivables                  214,090,536.77      156,186,974.29        57,903,562.47
Defaulted Amount                                        3,356,465.75        2,448,666.05           907,799.70

Ending Invested / Transferor Amounts                  824,658,286.62      600,000,000.00       224,658,286.62


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2600%             3.5400%              3.5900%
Monthly Interest Due                                    1,344,750.00          141,600.00           170,525.00         1,656,875.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,344,750.00          141,600.00           170,525.00         1,656,875.00
Investor Default Amount                                 2,020,149.49          195,893.28           232,623.28         2,448,666.05
Investor Monthly Fees Due                                 825,000.00           80,000.00            95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,189,899.49          417,493.28           498,148.28         5,105,541.05

Reallocated Investor Finance Charge Collections                                                                      10,304,397.99
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9297%
Base Rate                                                                                                                  5.3876%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        495,000,000.00       48,000,000.00        57,000,000.00       600,000,000.00
Interest Distributions                                  1,344,750.00          141,600.00           170,525.00         1,656,875.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,344,750.00          141,600.00           170,525.00         1,656,875.00
Ending Certificates Balance                           495,000,000.00       48,000,000.00        57,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.72

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.72

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.95

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.95

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $170,525.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $170,525.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,501,128.34

          a.   Class A Monthly Interest:                         $1,344,750.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,020,149.49
          e.   Excess Spread:                                    $5,136,228.85

     2.   Class B Available Funds:                                 $824,351.84

          a.   Class B Monthly Interest:                           $141,600.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $682,751.84

     3.   Collateral Available Funds:                              $978,917.81

          a.   Excess Spread:                                      $978,917.81

     4.   Total Excess Spread:                                   $6,797,898.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2002-5 Allocable Principal
          Collections:                                         $214,090,536.77

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                         $156,186,974.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $156,186,974.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,448,666.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $158,635,640.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $57,000,000.00

     2.   Required Collateral Invested Amount:                  $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $158,635,640.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                         $6,797,898.50
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $195,893.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $170,525.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $232,623.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,198,856.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3876%
          b.   Prior Monthly Period                                    5.1840%
          c.   Second Prior Monthly Period                             5.0383%

     2.   Three Month Average Base Rate                                5.2033%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9297%
          b.   Prior Monthly Period                                   15.4716%
          c.   Second Prior Monthly Period                            16.3249%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.9087%



XXV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 986,927,284.87      720,000,000.00       266,927,284.87
Beginning Adjusted Invested Amount                               N/A      720,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                16,900,026.28       12,329,194.98         4,570,831.31
Collections of Principal Receivables                  256,908,644.12      187,424,369.15        69,484,274.97
Defaulted Amount                                        4,027,758.90        2,938,399.26         1,089,359.64

Ending Invested / Transferor Amounts                  989,589,943.94      720,000,000.00       269,589,943.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2300%             3.5400%              3.5900%
Monthly Interest Due                                    1,598,850.00          169,920.00           204,630.00         1,973,400.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,598,850.00          169,920.00           204,630.00         1,973,400.00
Investor Default Amount                                 2,424,179.39          235,071.94           279,147.93         2,938,399.26
Investor Monthly Fees Due                                 990,000.00           96,000.00           114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                               5,013,029.39          500,991.94           597,777.93         6,111,799.26

Reallocated Investor Finance Charge Collections                                                                      12,350,427.59
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9046%
Base Rate                                                                                                                  5.3625%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        594,000,000.00       57,600,000.00        68,400,000.00       720,000,000.00
Interest Distributions                                  1,598,850.00          169,920.00           204,630.00         1,973,400.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,598,850.00          169,920.00           204,630.00         1,973,400.00
Ending Certificates Balance                           594,000,000.00       57,600,000.00        68,400,000.00       720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.69

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.95

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.95

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $204,630.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $204,630.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,189,102.76

          a.   Class A Monthly Interest:                         $1,598,850.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,424,179.39
          e.   Excess Spread:                                    $6,166,073.37

     2.   Class B Available Funds:                                 $988,034.21

          a.   Class B Monthly Interest:                           $169,920.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $818,114.21

     3.   Collateral Available Funds:                            $1,173,290.62

          a.   Excess Spread:                                    $1,173,290.62

     4.   Total Excess Spread:                                   $8,157,478.19

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2002-6 Allocable Principal
          Collections:                                         $256,908,644.12

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                         $187,424,369.15

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $187,424,369.15

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,938,399.26

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $190,362,768.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $68,400,000.00

     2.   Required Collateral Invested Amount:                  $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $190,362,768.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                         $8,157,478.19
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $235,071.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $204,630.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $279,147.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,238,628.32

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3625%
          b.   Prior Monthly Period                                    5.1589%
          c.   Second Prior Monthly Period                             5.0132%

     2.   Three Month Average Base Rate                                5.1782%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9046%
          b.   Prior Monthly Period                                   15.4457%
          c.   Second Prior Monthly Period                            16.2981%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8828%



XXVI. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,261,073,752.89      920,000,000.00       341,073,752.89
Beginning Adjusted Invested Amount                               N/A      920,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                21,594,478.03       15,753,971.36         5,840,506.67
Collections of Principal Receivables                  328,272,156.38      239,486,693.92        88,785,462.46
Defaulted Amount                                        5,146,580.82        3,754,621.28         1,391,959.53

Ending Invested / Transferor Amounts                1,264,476,039.49      920,000,000.00       344,476,039.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2000%             3.4900%              3.5900%
Monthly Interest Due                                    2,024,000.00          214,053.33           261,471.67         2,499,525.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      2,024,000.00          214,053.33           261,471.67         2,499,525.00
Investor Default Amount                                 3,097,562.56          300,369.70           356,689.02         3,754,621.28
Investor Monthly Fees Due                               1,265,000.00          122,666.67           145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,386,562.56          637,089.70           763,827.36         7,787,479.62

Reallocated Investor Finance Charge Collections                                                                      15,759,060.25
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8754%
Base Rate                                                                                                                  5.3333%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        759,000,000.00       73,600,000.00        87,400,000.00       920,000,000.00
Interest Distributions                                  2,024,000.00          214,053.33           261,471.67         2,499,525.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     2,024,000.00          214,053.33           261,471.67         2,499,525.00
Ending Certificates Balance                           759,000,000.00       73,600,000.00        87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $261,471.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $261,471.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $13,001,224.71

          a.   Class A Monthly Interest:                         $2,024,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,097,562.56
          e.   Excess Spread:                                    $7,879,662.15

     2.   Class B Available Funds:                               $1,260,724.82

          a.   Class B Monthly Interest:                           $214,053.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,046,671.49

     3.   Collateral Available Funds:                            $1,497,110.72

          a.   Excess Spread:                                    $1,497,110.72

     4.   Total Excess Spread:                                  $10,423,444.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2003-1 Allocable Principal
          Collections:                                         $328,272,156.38

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                         $239,486,693.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $239,486,693.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,754,621.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $243,241,315.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $243,241,315.20

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                        $10,423,444.36
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $300,369.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $261,471.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $356,689.02
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,971,580.64

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3333%
          b.   Prior Monthly Period                                    5.1298%
          c.   Second Prior Monthly Period                             4.9840%

     2.   Three Month Average Base Rate                                5.1490%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8754%
          b.   Prior Monthly Period                                   15.4155%
          c.   Second Prior Monthly Period                            16.2669%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8526%



XXVII. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,507,805,574.11    1,100,000,000.00       407,805,574.11
Beginning Adjusted Invested Amount                               N/A    1,100,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                25,819,484.60       18,836,270.11         6,983,214.50
Collections of Principal Receivables                  392,499,317.41      286,342,786.21       106,156,531.20
Defaulted Amount                                        6,153,520.54        4,489,221.10         1,664,299.44

Ending Invested / Transferor Amounts                1,511,873,525.47    1,100,000,000.00       411,873,525.47


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2000%             3.4600%              3.5900%
Monthly Interest Due                                    2,420,000.00          253,733.33           312,629.17         2,986,362.50
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      2,420,000.00          253,733.33           312,629.17         2,986,362.50
Investor Default Amount                                 3,703,607.41          359,137.69           426,476.00         4,489,221.10
Investor Monthly Fees Due                               1,512,500.00          146,666.67           174,166.67         1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,636,107.41          759,537.69           913,271.84         9,308,916.93

Reallocated Investor Finance Charge Collections                                                                      18,840,154.65
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8730%
Base Rate                                                                                                                  5.3309%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        907,500,000.00       88,000,000.00       104,500,000.00     1,100,000,000.00
Interest Distributions                                  2,420,000.00          253,733.33           312,629.17         2,986,362.50
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     2,420,000.00          253,733.33           312,629.17         2,986,362.50
Ending Certificates Balance                           907,500,000.00       88,000,000.00       104,500,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $312,629.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $312,629.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $15,543,127.58

          a.   Class A Monthly Interest:                         $2,420,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,703,607.41
          e.   Excess Spread:                                    $9,419,520.18

     2.   Class B Available Funds:                               $1,507,212.37

          a.   Class B Monthly Interest:                           $253,733.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,253,479.04

     3.   Collateral Available Funds:                            $1,789,814.69

          a.   Excess Spread:                                    $1,789,814.69

     4.   Total Excess Spread:                                  $12,462,813.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2003-2 Allocable Principal
          Collections:                                         $392,499,317.41

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                         $286,342,786.21

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $286,342,786.21

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,489,221.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $290,832,007.30

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $104,500,000.00

     2.   Required Collateral Invested Amount:                 $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $290,832,007.30

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                        $12,462,813.91
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $359,137.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $312,629.17
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $426,476.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $9,531,237.72

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3309%
          b.   Prior Monthly Period                                    5.1273%
          c.   Second Prior Monthly Period                             4.9816%

     2.   Three Month Average Base Rate                                5.1466%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8730%
          b.   Prior Monthly Period                                   15.4130%
          c.   Second Prior Monthly Period                            16.2643%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8501%



XXVIII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,028,049,255.07      750,000,000.00       278,049,255.07
Beginning Adjusted Invested Amount                               N/A      750,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                17,604,194.05       12,842,911.44         4,761,282.61
Collections of Principal Receivables                  267,613,170.96      195,233,717.87        72,379,453.09
Defaulted Amount                                        4,195,582.19        3,060,832.57         1,134,749.62

Ending Invested / Transferor Amounts                1,030,822,858.28      750,000,000.00       280,822,858.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2000%             3.4400%              3.5900%
Monthly Interest Due                                    1,650,000.00          172,000.00           213,156.25         2,035,156.25
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,650,000.00          172,000.00           213,156.25         2,035,156.25
Investor Default Amount                                 2,525,186.87          244,866.61           290,779.09         3,060,832.57
Investor Monthly Fees Due                               1,031,250.00          100,000.00           118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,206,436.87          516,866.61           622,685.34         6,345,988.82

Reallocated Investor Finance Charge Collections                                                                      12,844,559.99
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8714%
Base Rate                                                                                                                  5.3293%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        618,750,000.00       60,000,000.00        71,250,000.00       750,000,000.00
Interest Distributions                                  1,650,000.00          172,000.00           213,156.25         2,035,156.25
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,650,000.00          172,000.00           213,156.25         2,035,156.25
Ending Certificates Balance                           618,750,000.00       60,000,000.00        71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $213,156.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $213,156.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

..   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,596,761.99

          a.   Class A Monthly Interest:                         $1,650,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,525,186.87
          e.   Excess Spread:                                    $6,421,575.12

     2.   Class B Available Funds:                               $1,027,564.80

          a.   Class B Monthly Interest:                           $172,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $855,564.80

     3.   Collateral Available Funds:                            $1,220,233.20

          a.   Excess Spread:                                    $1,220,233.20

     4.   Total Excess Spread:                                   $8,497,373.12

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2003-3 Allocable Principal
          Collections:                                         $267,613,170.96

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                         $195,233,717.87

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $195,233,717.87

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,060,832.57

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $198,294,550.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $198,294,550.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                         $8,497,373.12
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $244,866.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $213,156.25
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $290,779.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,498,571.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3293%
          b.   Prior Monthly Period                                    5.1257%
          c.   Second Prior Monthly Period                             4.9800%

     2.   Three Month Average Base Rate                                5.1450%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8714%
          b.   Prior Monthly Period                                   15.4113%
          c.   Second Prior Monthly Period                            16.2626%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8484%



XXIX. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations        Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 932,097,991.27      680,000,000.00       252,097,991.27
Beginning Adjusted Invested Amount                               N/A      680,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                15,961,135.94       11,644,239.70         4,316,896.23
Collections of Principal Receivables                  242,635,941.67      177,011,904.20        65,624,037.47
Defaulted Amount                                        3,803,994.52        2,775,154.86         1,028,839.66

Ending Invested / Transferor Amounts                  934,612,724.84      680,000,000.00       254,612,724.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        1.6900%             1.9000%              3.9900%
Monthly Interest Due                                      828,381.67           64,600.00           169,575.00         1,062,556.67
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                        828,381.67           64,600.00           169,575.00         1,062,556.67
Investor Default Amount                                 2,400,508.95          166,509.29           208,136.61         2,775,154.86
Investor Monthly Fees Due                                 980,333.33           68,000.00            85,000.00         1,133,333.33
Investor Additional Amounts Due
Total Due                                               4,209,223.95          299,109.29           462,711.61         4,971,044.86

Reallocated Investor Finance Charge Collections                                                                      10,777,042.48
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.3171%
Base Rate                                                                                                                  3.9289%
Excess Spread Percentage                                                                                                  10.2459%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        588,200,000.00       40,800,000.00        51,000,000.00       680,000,000.00
Interest Distributions                                    828,381.67           64,600.00           169,575.00         1,062,556.67
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                       828,381.67           64,600.00           169,575.00         1,062,556.67
Ending Certificates Balance                           588,200,000.00       40,800,000.00        51,000,000.00       680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $169,575.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $169,575.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,322,141.75

          a.   Class A Monthly Interest:                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,400,508.95
          e.   Excess Spread:                                    $6,093,251.12

     2.   Class B Available Funds:                                 $646,622.55

          a.   Class B Monthly Interest:                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $582,022.55

     3.   Collateral Available Funds:                              $808,278.19

          a.   Excess Spread:                                      $808,278.19

     4.   Total Excess Spread:                                   $7,483,551.86

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2003-4 Allocable Principal
          Collections:                                         $242,635,941.67

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                         $177,011,904.20

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $177,011,904.20

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,775,154.86

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $179,787,059.06

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $51,000,000.00

     2.   Required Collateral Invested Amount:                  $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $179,787,059.06

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                         $7,483,551.86
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $166,509.29
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $169,575.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $208,136.61
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,805,997.62

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9289%
          b.   Prior Monthly Period                                    3.8016%
          c.   Second Prior Monthly Period                             3.7907%

     2.   Three Month Average Base Rate                                3.8404%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 14.3171%
          b.   Prior Monthly Period                                   13.8662%
          c.   Second Prior Monthly Period                            14.6193%

     4.   Three Month Average Series Adjusted Portfolio Yield         14.2675%



XXIX. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,096,585,872.08      800,000,000.00       296,585,872.08
Beginning Adjusted Invested Amount                               N/A      800,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                18,777,806.98       13,699,105.53         5,078,701.45
Collections of Principal Receivables                  285,454,049.02      208,249,299.06        77,204,749.96
Defaulted Amount                                        4,475,287.67        3,264,888.07         1,210,399.59

Ending Invested / Transferor Amounts                1,099,544,382.16      800,000,000.00       299,544,382.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.1700%             3.3400%              3.6400%
Monthly Interest Due                                    1,764,633.33          167,000.00           218,400.00         2,150,033.33
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,764,633.33          167,000.00           218,400.00         2,150,033.33
Investor Default Amount                                 2,726,181.54          244,866.61           293,839.93         3,264,888.07
Investor Monthly Fees Due                               1,113,333.33          100,000.00           120,000.00         1,333,333.33
Investor Additional Amounts Due
Total Due                                               5,604,148.21          511,866.61           632,239.93         6,748,254.74

Reallocated Investor Finance Charge Collections                                                                      13,680,063.99
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8398%
Base Rate                                                                                                                  5.2976%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        668,000,000.00       60,000,000.00        72,000,000.00       800,000,000.00
Interest Distributions                                  1,764,633.33          167,000.00           218,400.00         2,150,033.33
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,764,633.33          167,000.00           218,400.00         2,150,033.33
Ending Certificates Balance                           668,000,000.00       60,000,000.00        72,000,000.00       800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.64

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $7,150,209.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $218,400.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $6,931,809.25

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,422,853.43

          a.   Class A Monthly Interest:                         $1,764,633.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,726,181.54
          e.   Excess Spread:                                    $6,932,038.56

     2.   Class B Available Funds:                               $1,026,004.80

          a.   Class B Monthly Interest:                           $167,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $859,004.80

     3.   Collateral Available Funds:                            $1,231,205.76

          a.   Excess Spread:                                    $1,231,205.76

     4.   Total Excess Spread:                                   $9,022,249.11

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2004-1 Allocable Principal
          Collections:                                         $285,454,049.02

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                         $208,249,299.06

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $208,249,299.06

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,264,888.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $211,514,187.13

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $72,000,000.00

     2.   Required Collateral Invested Amount:                  $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $211,514,187.13

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                         $9,022,249.11
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $244,866.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $218,400.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $293,839.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $6,931,809.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.2976%
          b.   Prior Monthly Period                                    5.0941%
          c.   Second Prior Monthly Period                             4.9483%

     2.   Three Month Average Base Rate                                5.1133%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8397%
          b.   Prior Monthly Period                                   15.3787%
          c.   Second Prior Monthly Period                            16.2288%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8157%



XXIX. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 548,292,936.04      400,000,000.00       148,292,936.04
Beginning Adjusted Invested Amount                               N/A      400,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                 9,388,903.49        6,849,552.77         2,539,350.73
Collections of Principal Receivables                  142,727,024.51      104,124,649.53        38,602,374.98
Defaulted Amount                                        2,237,643.83        1,632,444.04           605,199.80

Ending Invested / Transferor Amounts                  549,772,191.08      400,000,000.00       149,772,191.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.2600%             3.4600%              3.7600%
Monthly Interest Due                                      907,366.67           86,500.00           112,800.00         1,106,666.67
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                        907,366.67           86,500.00           112,800.00         1,106,666.67
Investor Default Amount                                 1,363,090.77          122,433.30           146,919.96         1,632,444.04
Investor Monthly Fees Due                                 556,666.67           50,000.00            60,000.00           666,666.67
Investor Additional Amounts Due
Total Due                                               2,827,124.10          258,933.30           319,719.96         3,405,777.37

Reallocated Investor Finance Charge Collections                                                                       6,871,681.99
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9360%
Base Rate                                                                                                                  5.3939%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        334,000,000.00       30,000,000.00        36,000,000.00       400,000,000.00
Interest Distributions                                    907,366.67           86,500.00           112,800.00         1,106,666.67
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                       907,366.67           86,500.00           112,800.00         1,106,666.67
Ending Certificates Balance                           334,000,000.00       30,000,000.00        36,000,000.00       400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.72

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.72

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $3,578,704.62

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $112,800.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $3,465,904.62

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $5,737,854.46

          a.   Class A Monthly Interest:                           $907,366.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,363,090.77
          e.   Excess Spread:                                    $3,467,397.03

     2.   Class B Available Funds:                                 $515,376.15

          a.   Class B Monthly Interest:                            $86,500.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $428,876.15

     3.   Collateral Available Funds:                              $618,451.38

          a.   Excess Spread:                                      $618,451.38

     4.   Total Excess Spread:                                   $4,514,724.56

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2004-2 Allocable Principal
          Collections:                                         $142,727,024.51

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                         $104,124,649.53

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $104,124,649.53

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,632,444.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $105,757,093.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $36,000,000.00

     2.   Required Collateral Invested Amount:                  $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $105,757,093.57

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                         $4,514,724.56
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $122,433.30
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $112,800.00
     9.   Applied to unpaid Monthly Servicing Fee:                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $146,919.96
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $3,465,904.62

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3939%
          b.   Prior Monthly Period                                    5.1903%
          c.   Second Prior Monthly Period                             5.0446%

     2.   Three Month Average Base Rate                                5.2096%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9360%
          b.   Prior Monthly Period                                   15.4781%
          c.   Second Prior Monthly Period                            16.3317%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.9153%



XXIX. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 822,439,404.06      600,000,000.00       222,439,404.06
Beginning Adjusted Invested Amount                               N/A      600,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                14,083,355.24       10,274,329.15         3,809,026.09
Collections of Principal Receivables                  214,090,536.77      156,186,974.29        57,903,562.47
Defaulted Amount                                        3,356,465.75        2,448,666.05           907,799.70

Ending Invested / Transferor Amounts                  824,658,286.62      600,000,000.00       224,658,286.62


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        4.3500%             4.5500%              3.5600%
Monthly Interest Due                                    1,892,250.00          113,750.00           142,400.00         2,148,400.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,892,250.00          113,750.00           142,400.00         2,148,400.00
Investor Default Amount                                 2,130,339.47          122,433.30           195,893.28         2,448,666.05
Investor Monthly Fees Due                                 870,000.00           50,000.00            80,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,892,589.47          286,183.30           418,293.28         5,597,066.05

Reallocated Investor Finance Charge Collections                                                                      10,720,005.13
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.7724%
Base Rate                                                                                                                  6.3843%
Excess Spread Percentage                                                                                                  10.2459%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A             Class B           Interest                  Total
--------------------------------------------                 -------             -------          ----------                 -----

Beginning Certificates Balance                        522,000,000.00       30,000,000.00        48,000,000.00       600,000,000.00
Interest Distributions                                  1,892,250.00          113,750.00           142,400.00         2,148,400.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,892,250.00          113,750.00           142,400.00         2,148,400.00
Ending Certificates Balance                           522,000,000.00       30,000,000.00        48,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $5,265,339.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $142,400.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $5,122,939.08

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,326,404.46

          a.   Class A Monthly Interest:                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,130,339.47
          e.   Excess Spread:                                    $5,303,815.00

     2.   Class B Available Funds:                                 $536,000.26

          a.   Class B Monthly Interest:                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $422,250.26

     3.   Collateral Available Funds:                              $857,600.41

          a.   Excess Spread:                                      $857,600.41

     4.   Total Excess Spread:                                   $6,583,665.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2004-3 Allocable Principal
          Collections:                                         $214,090,536.77

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                         $156,186,974.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $156,186,974.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,448,666.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $158,635,640.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $48,000,000.00

     2.   Required Collateral Invested Amount:                  $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $158,635,640.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                         $6,583,665.66
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $122,433.30
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $142,400.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $195,893.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $5,122,939.08

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  6.3843%
          b.   Prior Monthly Period                                    6.1766%
          c.   Second Prior Monthly Period                             6.1649%

     2.   Three Month Average Base Rate                                6.2419%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.7724%
          b.   Prior Monthly Period                                   16.3203%
          c.   Second Prior Monthly Period                            17.1573%

     4.   Three Month Average Series Adjusted Portfolio Yield         16.7500%



XXIX. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,507,805,574.11    1,100,000,000.00       407,805,574.11
Beginning Adjusted Invested Amount                               N/A    1,100,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                25,819,484.60       18,836,270.11         6,983,214.50
Collections of Principal Receivables                  392,499,317.41      286,342,786.21       106,156,531.20
Defaulted Amount                                        6,153,520.54        4,489,221.10         1,664,299.44

Ending Invested / Transferor Amounts                1,511,873,525.47    1,100,000,000.00       411,873,525.47


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.1800%             3.3700%              3.5600%
Monthly Interest Due                                    2,434,025.00          231,687.50           293,700.00         2,959,412.50
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      2,434,025.00          231,687.50           293,700.00         2,959,412.50
Investor Default Amount                                 3,748,499.62          336,691.58           404,029.90         4,489,221.10
Investor Monthly Fees Due                               1,530,833.33          137,500.00           165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,713,357.95          705,879.08           862,729.90         9,281,966.93

Reallocated Investor Finance Charge Collections                                                                      18,813,204.65
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8432%
Base Rate                                                                                                                  5.3011%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        918,500,000.00       82,500,000.00        99,000,000.00     1,100,000,000.00
Interest Distributions                                  2,434,025.00          231,687.50           293,700.00         2,959,412.50
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     2,434,025.00          231,687.50           293,700.00         2,959,412.50
Ending Certificates Balance                           918,500,000.00       82,500,000.00        99,000,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.65

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.65

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $9,824,937.72

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $293,700.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $9,531,237.72

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $15,709,025.88

          a.   Class A Monthly Interest:                         $2,434,025.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,748,499.62
          e.   Excess Spread:                                    $9,526,501.26

     2.   Class B Available Funds:                               $1,410,990.35

          a.   Class B Monthly Interest:                           $231,687.50
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,179,302.85

     3.   Collateral Available Funds:                            $1,693,188.42

          a.   Excess Spread:                                    $1,693,188.42

     4.   Total Excess Spread:                                  $12,398,992.53

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2004-4 Allocable Principal
          Collections:                                         $392,499,317.41

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                         $286,342,786.21

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $286,342,786.21

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,489,221.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $290,832,007.30

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $99,000,000.00

     2.   Required Collateral Invested Amount:                  $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $290,832,007.30

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                        $12,398,992.53
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $336,691.58
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $293,700.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $404,029.90
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $9,531,237.72

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3011%
          b.   Prior Monthly Period                                    5.0975%
          c.   Second Prior Monthly Period                             4.9518%

     2.   Three Month Average Base Rate                                5.1168%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8432%
          b.   Prior Monthly Period                                   15.3822%
          c.   Second Prior Monthly Period                            16.2324%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8193%



XXIX. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount               1,370,732,340.10    1,000,000,000.00       370,732,340.10
Beginning Adjusted Invested Amount                               N/A    1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                23,472,258.73       17,123,881.91         6,348,376.81
Collections of Principal Receivables                  356,817,561.28      260,311,623.82        96,505,937.45
Defaulted Amount                                        5,594,109.58        4,081,110.09         1,512,999.49

Ending Invested / Transferor Amounts                1,374,430,477.70    1,000,000,000.00       374,430,477.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.1800%             3.3400%              3.5500%
Monthly Interest Due                                    2,212,750.00          208,750.00           266,250.00         2,687,750.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      2,212,750.00          208,750.00           266,250.00         2,687,750.00
Investor Default Amount                                 3,407,726.92          306,083.26           367,299.91         4,081,110.09
Investor Monthly Fees Due                               1,391,666.67          125,000.00           150,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,012,143.59          639,833.26           783,549.91         8,435,526.76

Reallocated Investor Finance Charge Collections                                                                      17,100,288.32
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8400%
Base Rate                                                                                                                  5.2979%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        835,000,000.00       75,000,000.00        90,000,000.00     1,000,000,000.00
Interest Distributions                                  2,212,750.00          208,750.00           266,250.00         2,687,750.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     2,212,750.00          208,750.00           266,250.00         2,687,750.00
Ending Certificates Balance                           835,000,000.00       75,000,000.00        90,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.65

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.65

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $8,931,011.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $266,250.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $8,664,761.56

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $14,278,740.74

          a.   Class A Monthly Interest:                         $2,212,750.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,407,726.92
          e.   Excess Spread:                                    $8,658,263.82

     2.   Class B Available Funds:                               $1,282,521.62

          a.   Class B Monthly Interest:                           $208,750.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,073,771.62

     3.   Collateral Available Funds:                            $1,539,025.95

          a.   Excess Spread:                                    $1,539,025.95

     4.   Total Excess Spread:                                  $11,271,061.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2004-5 Allocable Principal
          Collections:                                         $356,817,561.28

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                         $260,311,623.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $260,311,623.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,081,110.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $264,392,733.91

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $90,000,000.00

     2.   Required Collateral Invested Amount:                  $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $264,392,733.91

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                        $11,271,061.39
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $306,083.26
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $266,250.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $367,299.91
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $8,664,761.56

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.2979%
          b.   Prior Monthly Period                                    5.0943%
          c.   Second Prior Monthly Period                             4.9486%

     2.   Three Month Average Base Rate                                5.1136%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8400%
          b.   Prior Monthly Period                                   15.3789%
          c.   Second Prior Monthly Period                            16.2290%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.8160%



XXIX. Series 2005-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest              Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 822,439,404.06      600,000,000.00       222,439,404.06
Beginning Adjusted Invested Amount                               N/A      600,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                14,083,355.24       10,274,329.15         3,809,026.09
Collections of Principal Receivables                  214,090,536.77      156,186,974.29        57,903,562.47
Defaulted Amount                                        3,356,465.75        2,448,666.05           907,799.70

Ending Invested / Transferor Amounts                  824,658,286.62      600,000,000.00       224,658,286.62


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.1200%             3.2100%              3.4200%
Monthly Interest Due                                    1,302,600.00          120,375.00           153,900.00         1,576,875.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,302,600.00          120,375.00           153,900.00         1,576,875.00
Investor Default Amount                                 2,044,636.15          183,649.95           220,379.94         2,448,666.05
Investor Monthly Fees Due                                 835,000.00           75,000.00            90,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,182,236.15          379,024.95           464,279.94         5,025,541.05

Reallocated Investor Finance Charge Collections                                                                      10,224,397.99
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.7675%
Base Rate                                                                                                                  5.2253%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        501,000,000.00       45,000,000.00        54,000,000.00       600,000,000.00
Interest Distributions                                  1,302,600.00          120,375.00           153,900.00         1,576,875.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,302,600.00          120,375.00           153,900.00         1,576,875.00
Ending Certificates Balance                           501,000,000.00       45,000,000.00        54,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.60

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.60

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $5,352,756.94

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $153,900.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $5,198,856.94

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,537,372.32

          a.   Class A Monthly Interest:                         $1,302,600.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,044,636.15
          e.   Excess Spread:                                    $5,190,136.17

     2.   Class B Available Funds:                                 $766,829.85

          a.   Class B Monthly Interest:                           $120,375.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $646,454.85

     3.   Collateral Available Funds:                              $920,195.82

          a.   Excess Spread:                                      $920,195.82

     4.   Total Excess Spread:                                   $6,756,786.84

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2005-1 Allocable Principal
          Collections:                                         $214,090,536.77

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                         $156,186,974.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $156,186,974.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,448,666.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $158,635,640.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $54,000,000.00

     2.   Required Collateral Invested Amount:                  $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $158,635,640.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-1

     1.   Excess Spread:                                         $6,756,786.84
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $183,649.95
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $153,900.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $220,379.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $5,198,856.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.2253%
          b.   Prior Monthly Period                                    5.0218%
          c.   Second Prior Monthly Period                             4.9166%

     2.   Three Month Average Base Rate                                5.0546%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.7675%
          b.   Prior Monthly Period                                   15.3040%
          c.   Second Prior Monthly Period                            15.2780%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.4498%



XXIX. Series 2005-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------      --------------          -----------
Beginning Invested /Transferor Amount                 822,439,404.06      600,000,000.00       222,439,404.06
Beginning Adjusted Invested Amount                               N/A      600,000,000.00                  N/A
Floating Allocation Percentage                                   N/A            72.9537%             27.0463%
Principal Allocation Percentage                                  N/A            72.9537%             27.0463%
Collections of Finance Chg. Receivables                14,083,355.24       10,274,329.15         3,809,026.09
Collections of Principal Receivables                  214,090,536.77      156,186,974.29        57,903,562.47
Defaulted Amount                                        3,356,465.75        2,448,666.05           907,799.70

Ending Invested / Transferor Amounts                  824,658,286.62      600,000,000.00       224,658,286.62


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest                 Total
--------------------------------------                       -------             -------           ----------                -----

Principal Funding Account                                       0.00                0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                 0.00                 0.00

Coupon  May 16, 2005 to June 14, 2005                        3.1900%             3.3700%              3.5800%
Monthly Interest Due                                    1,331,825.00          126,375.00           161,100.00         1,619,300.00
Outstanding Monthly Interest Due                                0.00                0.00                 0.00                 0.00
Additional Interest Due                                         0.00                0.00                 0.00                 0.00
Total Interest Due                                      1,331,825.00          126,375.00           161,100.00         1,619,300.00
Investor Default Amount                                 2,044,636.15          183,649.95           220,379.94         2,448,666.05
Investor Monthly Fees Due                                 835,000.00           75,000.00            90,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,211,461.15          385,024.95           471,479.94         5,067,966.05

Reallocated Investor Finance Charge Collections                                                                      10,266,822.99
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.8535%
Base Rate                                                                                                                  5.3114%
Excess Spread Percentage                                                                                                  10.3977%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest                 Total
--------------------------------------------                 -------             -------           ----------                -----

Beginning Certificates Balance                        501,000,000.00       45,000,000.00        54,000,000.00       600,000,000.00
Interest Distributions                                  1,331,825.00          126,375.00           161,100.00         1,619,300.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                 0.00                 0.00
Principal Distributions                                         0.00                0.00                 0.00                 0.00
Total Distributions                                     1,331,825.00          126,375.00           161,100.00         1,619,300.00
Ending Certificates Balance                           501,000,000.00       45,000,000.00        54,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $2.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.66

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $5,359,956.94

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $161,100.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $5,198,856.94

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00


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J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,572,797.20

          a.   Class A Monthly Interest:                         $1,331,825.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,044,636.15
          e.   Excess Spread:                                    $5,196,336.04

     2.   Class B Available Funds:                                 $770,011.72

          a.   Class B Monthly Interest:                           $126,375.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $643,636.72

     3.   Collateral Available Funds:                              $924,014.07

          a.   Excess Spread:                                      $924,014.07

     4.   Total Excess Spread:                                   $6,763,986.84

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            72.9537%

     2.   Series 2005-2 Allocable Principal
          Collections:                                         $214,090,536.77

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                         $156,186,974.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $156,186,974.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,448,666.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $158,635,640.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $54,000,000.00

     2.   Required Collateral Invested Amount:                  $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $158,635,640.35


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M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-2

     1.   Excess Spread:                                         $6,763,986.84
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $183,649.95
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $161,100.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $220,379.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $5,198,856.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.3114%
          b.   Prior Monthly Period                                    5.1078%
          c.   Second Prior Monthly Period                             5.0026%

     2.   Three Month Average Base Rate                                5.1406%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.8535%
          b.   Prior Monthly Period                                   15.3929%
          c.   Second Prior Monthly Period                            15.3433%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.5299%


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